UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 3, 2019
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Element Solutions Inc
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(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Centrepark Boulevard Suite 210 West Palm Beach, Florida	33401
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   (561) 207-9600

Platform Specialty Products Corporation
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement
On February 3, 2019, Element Solutions Inc, a Delaware corporation (the “Company”), as part of its previously announced stock buyback program, entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Pershing Square Capital Management, L.P., a Delaware limited partnership (“PSCM”), advisor to certain Pershing Square investment funds (the “Stockholders”) that hold shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”). Pursuant to the Purchase Agreement, the Company agreed to repurchase 37 million shares of Common Stock (the “Purchased Shares”), representing approximately 12.2% of the Company’s issued and outstanding Common Stock, from the Stockholders, in a privately-negotiated transaction, for a per share purchase price of $11.72, or an aggregate purchase price of $433,640,000 (the “Share Repurchase”). The Company expects the closing of the transaction and the return of the Purchased Shares to occur no later than February 8, 2019.  The purchase will be funded from the Company’s cash on hand and short-term borrowings.  The Company intends to retire all of the Purchased Shares.
Ryan Israel, a member of the Company’s Board of Directors (the “Board”) is a partner at PSCM. Mr. Israel has submitted his resignation from the Company’s Board of Directors effective as of February 4, 2019.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

On February 4, 2019, the Company issued a press release announcing the Share Repurchase. The press release, which is attached hereto as Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any of the Company’s filing, whether made before or after the date hereof.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
The information in Item 1.01. of this Current Report on Form 8-K relating to Mr. Israel’s resignation from the Board is incorporated into this Item 5.02 by reference.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.
The following exhibits are filed herewith:

Exhibit Number	Description
10.1	Securities Purchase Agreement, dated as of February 3, 2019, by and between the Company and Pershing Square Capital Management, L.P.
99.1	Press Release dated as of February 4, 2019 relating to the Share Repurchase

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATFORM SPECIALTY PRODUCTS CORPORATION
(Registrant)
February 4, 2019	/s/ John E. Capps
(Date)	John E. Capps
Executive Vice President, General Counsel and Secretary